Exhibit 10.7

Amendment No. 1

to the

Amended and Restated License Agreement

This Amendment (“Amendment”) is entered into on June 7, 2005 (“Effective Date”) between Clinical Micro Sensors, Inc., with offices at 757 S. Raymond Avenue. Pasadena, CA 91105 (“Licensee”) and President and Fellows of Harvard College, represented by the Office of Technology Development, 1350 Massachusetts Avenue, Suite 727, Cambridge, MA 02138 (“Harvard”).

WHEREAS, Harvard and Licenses are parties to an Amended and Restated License Agreement effective as of July 14, 1997 in which Licensee has an exclusive license to Harvard Cases 1063 and 1339 (“Agreement”); and

WHEREAS, Harvard and Licensee desire to extend the time period for licensee to demonstrate that a commercial sale of a device based on the Patent Rights has occurred; and

WHEREAS, Section 10.2 of the Agreement requires that all modifications to the Agreement be in writing and signed by each party.

NOW, THEREFORE, in consideration of the promises and mutual obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Harvard and Licensee agree as follows:

A.	TERMS

  Except as set forth herein, all capitalized terms not defined herein shall have the meanings given to them in the Agreement.

B.	AGREEMENT MODIFICATIONS

  Harvard and Licensee agree that the following sections of the Agreement are hereby modified to state as follows;

  “4.2(d)(iii)(3) By January 14, 2006, LICENSEE shall provide HARVARD with documentation of the commercial sale of at   least one device or service based on PATENT RIGHTS.”

C.	RATIFICATION

  Except as specifically stated in this Amendment, the Agreement is, in all other respect, ratified, confirmed and continues in full   force and effect.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the Effective Date first written above.

Clinical Micro Sensors; Inc.	President and Fellows of Harvard. College

Signed: /s/ Cynthia Collins	Signed: /s/ Robert Benson

Title: President	Title: Director Bus. Dev.

Date: June 7, 2005	Date: June 14, 2005

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